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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 28, 2003

ACT Teleconferencing, Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1658 Cole Boulevard, Suite 130, Golden, Colorado		80401
(Address of principal executive offices)		(Zip Code)

(303) 235-9000
(Registrant's telephone number)

Item 7. Exhibits

        The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are hereby filed.

Item 9. Regulation FD Disclosure

        Pursuant to Regulation FD, ACT Teleconferencing is filing this 8-K. Attached is a press release dated January 23, 2003 regarding preliminary revenue estimates for the fourth quarter of 2002 and the first quarter of 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc. (Registrant)
Date: January 28, 2003	By:	/s/ GAVIN THOMSON Gavin Thomson Chief Financial Officer

Exhibit Index

No.	Description
(All exhibits are filed electronically
99.1	Press release dated January 23, 2003.

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  Item 7. Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES
Exhibit Index